UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): August 8, 2011 (August 2, 2011)

VALIDUS HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road, Pembroke, HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 278-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On August 2, 2011, Validus Holdings, Ltd. (the “Company”) and its wholly owned subsidiary, Talbot Holdings Ltd. (“Talbot”), entered into the First Amendment (the “Talbot Revolving Amendment”) to Talbot’s $60.0 million Three-Year Revolving Credit Facility Agreement, dated as of March 12, 2010 (the “Talbot Revolving Facility”), among Talbot, the Company, the lenders from time to time party thereto and Lloyds TSB Bank plc, as administrative agent.  The Talbot Revolving Amendment modified certain provisions of the Talbot Revolving Facility, including definitions, affirmative covenants, negative covenants (including those relating to consolidations, mergers and sales of assets, indebtedness, liens, limitations on certain restrictions on subsidiaries and investments) and events of default.

Also on August 2, 2011, Talbot and the Company entered into the Amendment (the “Talbot L/C Facility Amendment”) to Talbot’s $100.0 million Standby Letter of Credit Facility Agreement, dated November 28, 2007 (as amended by the Amendment and Restatement Agreement, dated November 19, 2009, which among other things reduced the commitments to $25.0 million) (the “Talbot L/C Facility”), among Talbot, the Company, the financial institutions from time to time party thereto and Lloyds TSB Bank plc, as security trustee and as agent.  The Talbot L/C Facility Amendment modified certain provisions of the Talbot L/C Facility, including definitions, general undertakings (including those relating to consolidations, mergers and sales of assets, indebtedness and limitations on certain restrictions on subsidiaries) and events of default.

The foregoing amendments became effective on August 4, 2011.

Certain of the lenders and agents under the above-described facility agreements or their affiliates provide, and may in the future provide, certain commercial banking, financial advisory, trustee and investment banking services to the Company and its affiliates, for which they receive or will receive customary fees.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the agreements attached hereto as Exhibits 10.1 and 10.2 which are incorporated herein by reference in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit	Description
Exhibit 10.1

First Amendment, dated as of August 2, 2011, to the Three-Year Revolving Credit Facility Agreement, dated as of March 12, 2010, among Talbot Holdings Ltd., Validus Holdings, Ltd., the lenders from time to time party thereto and Lloyds TSB Bank plc, as administrative agent

Exhibit 10.2

Amendment, dated as of August 2, 2011, to the Standby Letter of Credit Facility Agreement dated November 28, 2007 (as amended by the Amendment and Restatement Agreement dated November 19, 2009), among Talbot Holdings Ltd., Validus Holdings, Ltd., the financial institutions from time to time party thereto and Lloyds TSB Bank plc, as security trustee and as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2011

VALIDUS HOLDINGS, LTD. (Registrant)

By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1

First Amendment, dated as of August 2, 2011, to the Three-Year Revolving Credit Facility Agreement, dated as of March 12, 2010, among Talbot Holdings Ltd., Validus Holdings, Ltd., the lenders from time to time party thereto and Lloyds TSB Bank plc, as administrative agent

Exhibit 10.2

Amendment, dated as of August 2, 2011, to the Standby Letter of Credit Facility Agreement dated November 28, 2007 (as amended by the Amendment and Restatement Agreement dated November 19, 2009), among Talbot Holdings Ltd., Validus Holdings, Ltd., the financial institutions from time to time party thereto and Lloyds TSB Bank plc, as security trustee and as agent